EXHIBIT 99.2

                                  CERTIFICATION
                       PURSUANT TO 18 U.S.C. SECTION 1350,
           AS ADOPTED BY SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

                     In connection with the Annual Report of the United Industrial Corporation 401(k) Retirement Savings Plan (the "Plan") on Form 11-K for the period ended December 31, 2002 as filed with the U.S. Securities and Exchange Commission (the "Report"), I, James H. Perry, as Vice President and Chief Financial Officer of United Industrial Corporation (the "Company"), certify, pursuant to 18 U.S.C. ss. 1350, as adopted by Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

                     (1) the Report fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

                     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Plan.

Dated:  June 26, 2003

                                             /s/ James H. Perry
                                             -----------------------------------
                                             James H. Perry,
                                             Vice President and Chief Financial
                                             Officer of the Company

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.